                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                              (AMENDMENT NO. ___)

Filed by the Registrant                    [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_]  Confidential, for Use of the
     Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_] Soliciting Material Pursuant to section 240.14a-11(c) or section 240.14a-12

                      SELIGMAN SELECT MUNICIPAL FUND, INC.
               (Name of Registrant as Specified In Its Charter)

                                 [Insert Name]
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                     Seligman Select Municipal Fund, Inc.

                   100 Park Avenue, New York, New York 10017
                    New York City Telephone (212) 850-1864
                      Toll-Free Telephone (800) 221-2450

                   Notice of Annual Meeting of Stockholders
                           to be held on May 8, 2003

To the Stockholders:

    The thirteenth Annual Meeting of Stockholders (the "Meeting") of Seligman Select Municipal Fund, Inc., a Maryland corporation (the "Corporation"), will be held at the offices of the Corporation, 100 Park Avenue, New York, New York 10017 on May 8, 2003 at 10:00 A.M., for the following purposes:

    (1) To elect four Directors;

    (2) To act on a proposal to ratify the selection of Deloitte & Touche LLP as auditors of the Corporation for 2003; and

    (3) To transact any other business that may lawfully come before the Meeting or any adjournment thereof;

all as set forth in the Proxy Statement accompanying this Notice.

    The close of business on March 20, 2003 has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

                                       By order of the Board of Directors,

                                       /s/ Frank J. Nasta

                                                    Secretary

Dated: New York, New York, April 8, 2003

                               -----------------

                            YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

 Please indicate your voting instructions on the enclosed Proxy Card, date and sign it, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your Proxy promptly. A Proxy will not be required for admission to the Meeting.

                                                                  April 8, 2003

                     Seligman Select Municipal Fund, Inc.

                   100 Park Avenue, New York, New York 10017

                                PROXY STATEMENT

                                    for the
           Annual Meeting of Stockholders to be held on May 8, 2003

    This Proxy Statement is furnished to you in connection with the solicitation of Proxies by the Board of Directors of Seligman Select Municipal Fund, Inc. (the "Corporation") to be used at the thirteenth Annual Meeting of Stockholders (the "Meeting") to be held in New York, New York on May 8, 2003. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to Stockholders on or about April 11, 2003.

    If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting. If you give instructions, your shares will be voted in accordance with your instructions. If you return your signed Proxy without instructions, your shares will be voted (i) for the election of four Directors, (ii) for the ratification of the selection of auditors, and (iii) at the discretion of the Proxy holders, on any other matter which may properly have come before the Meeting or any adjournment thereof. You may revoke your Proxy or change it by written notice to the Corporation (Attention: Secretary) or by notice at the Meeting at any time prior to the time it is voted.

    The close of business on March 20, 2003 has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. On that date, the Corporation had outstanding 375 preferred shares, Series A and 375 preferred shares, Series B (together, the "Preferred Shares"), and 13,309,013 shares of common stock, par value $0.01 per share (the "Common Shares"), each such Preferred Share and Common Share outstanding on the record date being entitled to one vote. For all matters to be voted upon, an abstention or broker non-vote will not be considered a vote cast.

    In the event that a quorum is not represented at the Meeting or, even if a quorum is so represented, in the event that sufficient votes in favor of any management proposal are not received by May 8, 2003, the persons named as Proxies may propose and vote for one or more adjournments of the Meeting if a quorum is not represented or, if a quorum is so represented, only with respect to such management proposal, with no notice other than an announcement at the Meeting, and further solicitation may be made. Shares represented by Proxies indicating a vote against a management proposal will be voted against adjournment in respect of that proposal.

    The Corporation's manager is J. & W. Seligman & Co. Incorporated (the "Manager"). The Corporation's stockholder service agent is Seligman Data Corp. The address of each of these entities is 100 Park Avenue, New York, NY 10017. The Corporation will furnish, without charge, a copy of its most recent annual report and most recent semi-annual report, if any, to any Stockholder upon request to Seligman Data Corp. at 1-800-221-2450.

    If you have elected to receive one Proxy Statement for all accounts maintained by members of your household, the Corporation undertakes to deliver promptly upon written or oral request a separate copy of the Proxy Statement for a separate account.

                           A. Election of Directors
                                 (Proposal 1)

    The Board of Directors is presently comprised of twelve Directors. The Board is divided into three classes, and the members of each class hold office for a term of three years unless elected in the interim. The term of one class expires in each year.

    At the Meeting this year, four directors are to be elected. General John R. Galvin and Messrs. William C. Morris and Robert L. Shafer, each of whose term will expire at the Meeting, and Mr. Robert B. Catell, replacing Mr. James Q. Riordan, who having reached the age of 75, is retiring pursuant to Board policy at the Meeting, have been recommended by the Director Nominating Committee of the Board of Directors of the Corporation for election to the class whose term will expire in 2006. General Galvin and Messrs. Catell, Morris and Shafer have been nominated for election by the holders of the Common Shares and Preferred Shares, voting together as a single class. (General Galvin and Messrs. Catell, Morris and Shafer are designated as both Common and Preferred Directors).

    It is the intention of the persons named in the accompanying form of Proxy to nominate and to vote such Proxy on behalf of the holders of the Common Shares and Preferred Shares for the election of General Galvin and Messrs. Catell, Morris and Shafer. General Galvin has been a Director of the Corporation since 1995, Mr. Morris has been a Director and Chairman of the Corporation since 1989, and Mr. Shafer has been a Director of the Corporation since 1991. General Galvin and Messrs. Morris and Shafer were last elected by Stockholders at the 2000 Annual Meeting.

    Each nominee has agreed to serve if elected. There is no reason to believe that any of the nominees will become unavailable for election as a Director of the Corporation, but if that should occur before the Meeting, Proxies will be voted for the persons the Board of Directors recommends.

    Background information regarding General Galvin and Messrs. Catell, Morris and Shafer, as well as the other Directors of the Corporation, follows.

                  INFORMATION REGARDING NOMINEES FOR ELECTION
             BY HOLDERS OF BOTH PREFERRED SHARES AND COMMON SHARES

                             Term of                                                                             Number of
                            Office if                                                                          Portfolios in
                           Elected and                                                                             Fund
                             Length                                                                             Complex to
      Name (Age) and         of Time                Principal Occupation(s) During Past 5 Years,                be Overseen
Position With Corporation*   Served                     Directorships and Other Information                     by Nominee
-------------------------- ----------- ----------------------------------------------------------------------- -------------

  Independent Director Nominees

  Robert B. Catell (66)    2003-2006   Chairman and Chief Executive Officer of KeySpan Corporation (a               60++
    Director Nominee                   diversified energy and electric company). Mr. Catell is also a Director or Trustee of Alberta Northeast Gas, Ltd. and Boundary Gas Inc., Taylor
         [PHOTO]                       Gas Liquids, Ltd., The Houston Exploration Company (oil and gas ex-
                                       ploration, development and production), Edison Electric Institute, New
                                       York State Energy Research and Development Authority, Independence
                                       Community Bank, Business Council of New York State, Inc., New York
                                       City Partnership (business and civic organization) and the Long Island
                                       Association (business and civic organization).

     John R. Galvin (73)   2003-2006;  Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts Uni-             61
        Director            1995 to    versity, Medford, MA. General Galvin is a Director or Trustee of each
                              Date     of the investment companies of the Seligman Group of Funds+. He is
         [PHOTO]                       also Chairman Emeritus, American Council on Germany. He was for-
                                       merly a Director of USLIFE Corporation (life insurance) and Raytheon
                                       Co. (defense and commercial electronics); Governor of the Center for
                                       Creative Leadership; Ambassador, U.S. State Department for negotia-
                                       tions in Bosnia; Distinguished Policy Analyst at Ohio State University
                                       and Olin Distinguished Professor of National Security Studies at the
                                       United States Military Academy. From June 1987 to June 1992, General
                                       Galvin was the Supreme Allied Commander. Europe and the
                                       Commander-in-Chief, United States European Command.

                   INFORMATION REGARDING NOMINEES FOR ELECTION
              BY HOLDERS OF BOTH PREFERRED SHARES AND COMMON SHARES

                             Term of                                                                               Number of
                            Office if                                                                            Portfolios in
                           Elected and                                                                               Fund
                             Length                                                                               Complex to
      Name (Age) and         of Time                  Principal Occupation(s) During Past 5 Years,                be Overseen
Position With Corporation*   Served                       Directorships and Other Information                     by Nominee
-------------------------- -----------  ------------------------------------------------------------------------ -------------

  Independent Director Nominee

  Robert L. Shafer (70)     2003-2006;  Retired Vice President, Pfizer Inc., New York, NY (pharmaceuticals).          61
         Director          1991 to Date Mr. Shafer is a Director or Trustee of each of the investment companies of the Seligman Group of Funds+. He was formerly a Director of USLIFE
         [PHOTO]                        Corporation (life insurance).



  Interested Director Nominee

 William C. Morris** (64)   2003-2006;  Chairman, J. & W. Seligman & Co. Incorporated, New York, NY.                  61
  Director and Chairman    1989 to Date Mr. Morris is Chairman of the Board and Director or Trustee of each of
       of the Board                     the investment companies of the Seligman Group of Funds+; Chairman of Seligman Advisors, Inc., Seligman Services, Inc. (broker-dealer), and
         [PHOTO]                        Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry) and a Director of Seligman Data Corp. He was formerly a Di-
                                        rector of Kerr-McGee Corporation (a diversified energy company) and
                                        Chief Executive Officer of each of the investment companies of the
                                        Seligman Group of Funds.

Other Directors

    The other Directors of the Corporation whose terms will not expire in 2003 are:



                                                                                                                  Number of
                             Term of                                                                            Portfolios in
                            Office and                                                                              Fund
                              Length                                                                               Complex
      Name (Age) and         of Time              Principal Occupation(s) During Past 5 Years,                    Overseen
Position With Corporation*    Served                  Directorships and Other Information                        by Director
--------------------------  ----------  ----------------------------------------------------------------        -------------

  Independent Directors

  Alice S. Ilchman (67)     2001-2004;  President Emeritus, Sarah Lawrence College, Bronxville, NY. Dr.              61
        Director           1990 to Date Ilchman is a Director or Trustee of each of the investment companies of the Seligman Group of Funds.+ She is also Director of the Jeannette K. Watson Fellowship; a Trustee of The
                                        Committee for Economic Development; a Director of the Public
                                        Broadcasting Service (PBS); and Court of Governors, London
                                        School of Economics. She was formerly the Chairman of The
                                        Rockefeller Foundation (charitable foundation); a Trustee of The
                                        Markle Foundation (philanthropic organization); and a Director of the International Research and Exchange Board (intellectual exchanges) and New York Telephone Company.

 Frank A. McPherson (69)    2001-2004;  Retired Chairman of the Board and Chief Executive Officer of Kerr-           61
        Director           1995 to Date McGee Corporation, Oklahoma City, OK (a diversified energy company). Mr. McPherson is a Director or Trustee of each of the investment companies of the Seligman Group of Funds.+ He is also a Director of ConocoPhillips (integrated international oil corporation), Integris Health (owner of various hospitals), BOK
                                        Financial (bank holding company), Oklahoma Chapter of the Nature
                                        Conservancy, Oklahoma Medical Research Foundation, Boys and
                                        Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation
                                        and Oklahoma Foundation for Excellence in Education. He was
                                        formerly a Director of Kimberly-Clark Corporation (consumer products) and the Federal Reserve System's Kansas City Reserve
                                        Bank.


                                                                                                                   Number of
                            Term of                                                                              Portfolios in
                           Office and                                                                                Fund
                             Length                                                                                 Complex
      Name (Age) and        of Time                  Principal Occupation(s) During Past 5 Years,                  Overseen
Position With Corporation*   Served                      Directorships and Other Information                      by Director
-------------------------- ---------- -------------------------------------------------------------------------- -------------

    John E. Merow (73)     2002-2005; Retired Chairman and Senior Partner, Sullivan & Cromwell LLP,                   61
         Director           1991 to   New York, NY (law firm). Mr. Merow is a Director or Trustee of each of
                              Date    the investment companies of the Seligman Group of Funds+. He is also a
                                      Director of Commonwealth Industries, Inc. (manufacturer of aluminum sheet products); Director and Treasurer of the Foreign Policy Association;
                                      Director Emeritus of the Municipal Art Society of New York; Trustee and
                                      Secretary of the U.S. Council for International Business; a Trustee of the
                                      New York-Presbyterian Healthcare System, Inc. and a Member of the
                                      American Law Institute and Council on Foreign Relations.

   Betsy S. Michel (60)    2002-2005; Attorney, Gladstone, NJ. Ms. Michel is a Director or Trustee of each of         61
         Director           1990 to   the investment companies of the Seligman Group of Funds+. She is also a
                              Date    Trustee of The Geraldine R. Dodge Foundation (charitable foundation)
                                      and World Learning, Inc. (international education and training). She was formerly Chairman of the Board of Trustees of St. George's School
                                      (Newport, RI).

   Leroy C. Richie (61)    2001-2004; Chairman and Chief Executive Officer, Q Standards Worldwide, Inc.,              60
         Director           2000 to   Birmingham, MI (library of technical standards). Mr. Richie is a
                              Date    Director or Trustee of each of the investment companies of the Seligman
                                      Group of Funds,+ with the exception of Seligman Cash Management Fund,
                                      Inc. He is also a Director of Kerr-McGee Corporation (a diversified energy company) and Infinity, Inc. (oil and gas services and exploration); and,
                                      Director and Chairman of Highland Park Michigan Economic
                                      Development Corp. He was formerly a Trustee of New York University
                                      Law Center Foundation; Vice Chairman of the Detroit Medical Center;
                                      Chairman and Chief Executive Officer of Capital Coating Technologies,
                                      Inc. (applied coating technologies); and Vice President and General
                                      Counsel, Automotive Legal Affairs, of Chrysler Corporation.

                                                                                                                   Number of
                             Term of                                                                             Portfolios in
                            Office and                                                                               Fund
                              Length                                                                                Complex
      Name (Age) and         of Time                  Principal Occupation(s) During Past 5 Years,                 Overseen
Position With Corporation*    Served                      Directorships and Other Information                     by Director
--------------------------  ----------  ------------------------------------------------------------------------ -------------

  James N. Whitson (68)     2002-2005;  Retired Executive Vice President and Chief Operating Officer of               61
        Director           1993 to Date Sammons Enterprises, Inc., Dallas, TX (diversified holding company). Mr. Whitson is Director or Trustee of each of the investment companies of the Seligman Group of Funds+. He is also a Director of C-
                                        SPAN (cable television networks) and CommScope, Inc. (manufacturer of coaxial cable). Mr. Whitson was formerly a director and consultant of
                                        Sammons Enterprises, Inc.

  Interested Directors

  Paul C. Guidone**(45)     2002-2005;  Managing Director and Chief Investment Officer, J. & W. Seligman              60
        Director           2002 to Date & Co. Incorporated, New York, NY. Mr. Guidone is a Director or
                                        Trustee of each of the investment companies of the Seligman Group of
                                        Funds+, with the exception of Seligman Cash Management Fund, Inc.;
                                        He is also Member of the Association of Investment Management and
                                        Research, the New York Society of Security Analysts and the London
                                        Society of Investment Professionals. He was formerly Deputy Chairman and Group Chief Executive Officer of HSBC Asset Management and,
                                        prior to that, Managing Director and Chief Investment Officer of Pruden-
                                        tial Diversified Investments.

   Brian T. Zino**(50)      2001-2004;  Director and President, J. & W. Seligman & Co. Incorporated, New              61
 Director, President and   1993 to Date York, NY. Mr. Zino is President, Chief Executive Officer and Director or
 Chief Executive Officer                Trustee of each of the investment companies of the Seligman Group of
                                        Funds+. He is also a Director of Seligman Advisors, Inc. and Seligman
                                        Services, Inc. (broker-dealer); Chairman, Seligman Data Corp.; Member of the Board of Governors of the Investment Company Institute; and Vice
                                        Chairman, ICI Mutual Insurance Company.

-----------------
+ The Seligman Group of Funds consists of twenty-three registered investment companies, including the Corporation.
++ It is anticipated that by May 15, 2003, Mr. Catell will be appointed or elected to serve as a Director or Trustee of each of the investment companies of the Seligman Group of Funds, with the exception of Seligman Cash Management Fund, Inc.
* The address for each Director or Nominee is 100 Park Avenue, New York, New York 10017.
** Mr. Guidone, Mr. Morris and Mr. Zino are considered "interested persons" of the Corporation, as defined in the Investment Company Act of 1940, as amended ("1940 Act"), by virtue of their positions with the Manager and its affiliates.

Beneficial Ownership of Shares of the Corporation and Funds of Complex

    As of February 28, 2003, the Directors (or Nominees) beneficially owned shares of the Corporation and the investment companies of the Seligman Group of Funds as follows:

                                 Dollar Range of Common     Aggregate Dollar Range of Shares Owned
                                Shares Owned by Director    in All Funds Overseen or to be Overseen
Name of Director (or Nominee) or Nominee of the Corporation      by Nominee in Seligman Group
----------------------------- ----------------------------- ---------------------------------------
Independent Directors/Nominees

Robert B. Catell                       $1-$10,000                       $10,001-$50,000
John R. Galvin                         $1-$10,000                       $10,001-$50,000
Alice S. Ilchman                       $1-$10,000                        Over $100,000
Frank A. McPherson                     $1-$10,000                        Over $100,000
John E. Merow                       $10,001-$50,000                      Over $100,000
Betsy S. Michel                        $1-$10,000                        Over $100,000
Leroy C. Richie                        $1-$10,000                       $10,001-$50,000
Robert L. Shafer                       $1-$10,000                        Over $100,000
James N. Whitson                    $10,001-$50,000                      Over $100,000

Interested Directors/Nominees

Paul C. Guidone                     $50,001-$100,000                     Over $100,000
William C. Morris                    Over $100,000                       Over $100,000
Brian T. Zino                       $10,001-$50,000                      Over $100,000

    At February 28, 2003, all Directors and officers of the Corporation as a group owned beneficially less than 1% of the Corporation's Common Shares.

Section 16(a) Beneficial Ownership Reporting Compliance

    The Manager, on behalf of Mr. Guidone, failed to file on a timely basis one Form 4 with respect to two transactions.

Board Committees

    The Board of Directors met seven times during the year ended December 31, 2002. The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Directors who are not "interested persons" of the Corporation as that term is defined in the 1940 Act. The duties of these Committees are described below.

    Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Corporation. The Committee met four times during the year ended December 31, 2002. Members of the Committee are Messrs. McPherson (Chairman), Galvin, Merow, Richie, Riordan, Shafer and Whitson, and Dr. Ilchman and Ms. Michel. As a result of
Mr. Riordan's retirement at the 2003 Annual Meeting, he will no longer serve as a Committee member following this Meeting.

    Audit Committee. This Committee assists the Board in its oversight of the Corporation's financial reporting process and operates pursuant to a written charter most recently amended on March 15, 2001. The Committee met three times during the year ended December 31, 2002. Members of this Committee are Messrs. Whitson (Chairman), Galvin, Merow and Richie, and Ms. Michel. The report of the Audit Committee, as approved on March 20, 2003, is attached to this Proxy Statement as Appendix 1.

    Director Nominating Committee. This Committee recommends to the Board persons to be nominated for election as Directors by the Stockholders and selects and proposes nominees for election by the Board between Annual Meetings. The Committee will consider suggestions from Stockholders submitted in writing to the Secretary of the Corporation. The Committee met three times during the year ended December 31, 2002. Members of this Committee are Messrs. Shafer (Chairman), McPherson, Riordan, and Dr. Ilchman. As a result of Mr. Riordan's retirement at the 2003 Annual Meeting, he will no longer serve as a Committee member following this Meeting.

Executive Officers of the Corporation

    Information with respect to Executive Officers, other than Messrs. Morris and Zino, is as follows:

Name (Age) and Position    Term of Office and
 With the Corporation    Length of Time Served*   Principal Occupation During Past Five Years
------------------------------------------------------------------------------------------------
Thomas G. Moles (60)       EVP: 2002 to Date    Mr. Moles is a Managing Director of the
Executive Vice President    Portfolio Mgr.:     Manager. He is also Executive Vice President
and Portfolio Manager        1990 to Date       and Portfolio Manager of Seligman Quality
                                                Municipal Fund, Inc., and Vice President and
                                                Portfolio Manager of four of the open-end
                                                investment companies of the Seligman Group of
                                                Funds. He is also a Director of Seligman
                                                Advisors, Inc. and Seligman Services, Inc. He
                                                was formerly President of the Corporation and
                                                Seligman Quality Municipal Fund Inc.

Eileen A. Comerford (45)     1990 to Date       Ms. Comerford is a Senior Vice President,
Vice President and                              Investment Officer of the Manager. She is also
Assistant Portfolio                             Vice President and Assistant Portfolio Manager
Manager                                         of Seligman Quality Municipal Fund, Inc., and
                                                Assistant Portfolio Manager of four of the open-
                                                end investment companies of the Seligman
                                                Group of Funds.

Audrey G. Kuchtyak (43)      1990 to Date       Ms. Kuchtyak is a Senior Vice President,
Vice President                                  Investment Officer of the Manager. She is also
                                                Vice President of Seligman Quality Municipal
                                                Fund, Inc.

Lawrence P. Vogel (46)     VP: 1992 to Date     Mr. Vogel is Senior Vice President and
Vice President            Treas: 2000 to Date   Treasurer, Investment Companies, of the
and Treasurer                                   Manager and is Treasurer of each of the
                                                investment companies of the Seligman Group of
                                                Funds and of Seligman Data Corp. He was
                                                formerly Senior Vice President, Finance, of the
                                                Manager, Seligman Advisors, Inc. and Seligman
                                                Data Corp.; Vice President and Treasurer of
                                                Seligman International, Inc.; Vice President of
                                                Seligman Services, Inc.; and Treasurer of
                                                Seligman Henderson Co.

Name (Age) and Position   Term of Office and
 With the Corporation   Length of Time Served*    Principal Occupation During Past Five Years
------------------------------------------------------------------------------------------------
  Thomas G. Rose (45)        2000 to Date      Mr. Rose is Senior Vice President, Finance, of
  Vice President                               the Manager, Seligman Advisors, Inc. and
                                               Seligman Data Corp. since May 2000. He is Vice
                                               President of each of the investment companies of
                                               the Seligman Group of Funds. He is also Vice
                                               President of Seligman International, Inc. and
                                               Seligman Services, Inc. Formerly, he was
                                               Treasurer of each of the investment companies of
                                               the Seligman Group of Funds and Seligman Data
                                               Corp.

  Frank J. Nasta (38)        1994 to Date      Mr. Nasta is Managing Director, General
  Secretary                                    Counsel, and Corporate Secretary of the
                                               Manager. He is Secretary of each of the
                                               investment companies of the Seligman Group of
                                               Funds. He is also Corporate Secretary of
                                               Seligman Advisors, Inc., Seligman Services, Inc.,
                                               Seligman International, Inc. and Seligman Data
                                               Corp. He was formerly Corporate Secretary of
                                               Seligman Henderson Co.

-----------------
* All officers are elected annually by the Board of Directors and serve until their successors are elected and qualify or their earlier resignation. The address of each of the foregoing officers is 100 Park Avenue, New York, New York 10017.

Remuneration of Directors and Officers

    Directors of the Corporation who are not employees of the Manager or its affiliates each receive from the Corporation an annual retainer fee of $60,000, the amount of which is shared by the Corporation and the other investment companies in the Seligman Group of Funds. For the year ended December 31, 2002, the Corporation paid each Director an aggregate retainer fee of $1,481. In addition, such Directors are paid a total of $3,000 for each day on which they attend Board and/or Committee meetings ($1,500 for telephonic attendance at certain meetings), the amount of which is shared by the Corporation and the other investment companies of the Seligman Group of Funds meeting on the same day. The Directors are also reimbursed for the expenses of attending meetings. Total Directors' fees paid by the Corporation to the Directors listed below for the year ended December 31, 2002 were as follows:

Number of Directors                                               Aggregate Direct
     in Group        Capacity in which Remuneration was Received    Remuneration
----------------------------------------------------------------------------------
         8              Directors and Members of Committees           $22,900

    Director's attendance, retainer and/or committee fees paid to each Director during fiscal 2002 were as follows:

                      Aggregate        Pension or Retirement      Total Compensation
                     Compensation       Benefits Accrued as      From Corporation and
Name               From Corporation Part of Corporation Expenses    Fund Complex*
----               ---------------- ---------------------------- --------------------
John R. Galvin         $ 2,930                  -0-                    $99,000
Alice S. Ilchman         2,710                  -0-                     93,000
Frank A. McPherson       2,836                  -0-                     96,000
John E. Merow+           2,930                  -0-                     99,000
Betsy S. Michel          2,930                  -0-                     99,000
Leroy C. Richie          2,930                  -0-                     99,000
Robert L. Shafer         2,704                  -0-                     91,500
James N. Whitson+        2,930                  -0-                     99,000
                       -------
                       $22,900
                       =======

--------
* In the year ended December 31, 2002, there were twenty-three registered investment companies of the Seligman Group of Funds.

+ Mr. Merow, who deferred receiving his fees from the Corporation and other investment companies of the Seligman Group of Funds from 1991 to 1997, had a balance as of December 31, 2002 of $9,962 in his deferred plan account, net of earnings/losses. Mr. Whitson, who deferred receiving his fees from the Corporation and other investment companies of the Seligman Group of Funds, from 1993 to 2002, had a balance as of December 31, 2002 of $23,744 in his deferred plan account, net of earnings/losses.


    No compensation is paid by the Corporation to Directors or officers of the Corporation who are employees of the Manager.

    The affirmative vote of a plurality of the votes cast at the meeting is required to approve the election of each of the Nominees.

 Your Board of Directors Unanimously Recommends that the Stockholders Vote FOR the Election of Each of the Nominees to Serve as Director of the Corporation.

                   B.  Ratification of Selection of Auditors
                                 (Proposal 2)

    The Audit Committee of the Board of Directors has recommended, and the Board of Directors, including a majority of those members who are not "interested persons" of the Corporation (as defined in the 1940 Act), has selected, Deloitte & Touche LLP as auditors of the Corporation for 2003. The firm of Deloitte & Touche LLP has extensive experience in investment company accounting and auditing. It is expected that a representative of Deloitte & Touche LLP will be present at the Meeting and will have the opportunity to make a statement and respond to questions.

    Deloitte & Touche LLP, in accordance with Independence Standards Board Standard No. 1, has confirmed to the Audit Committee that they are independent auditors with respect to the Corporation. Deloitte & Touche LLP has audited the annual financial statements of the Corporation and provided attestation and tax-related services to the Corporation. Deloitte & Touche LLP has also rendered non-audit services to the Manager and Seligman Data Corp., the stockholder service agent for the Corporation (together, the "Affiliated Service Providers").

    In making its recommendation, the Audit Committee has considered whether the provision by the independent auditors to the Corporation of nonaudit services to the Corporation or of professional services to the Affiliated Service Providers is compatible with maintaining the auditors' independence and has discussed the auditors' independence with them.

                     Fees for Services to the Corporation

    Audit Fees. For the year ended December 31, 2002, the fee for professional services rendered for the audit of the annual financial statements was $24,260.

    Financial Information Systems Design and Implementation Fees.  None.

    All Other Fees. For the year ended December 31, 2002, Deloitte & Touche LLP was also paid approximately $23,950 for attestation services, $2,000 for tax-related services and $2,609 for consultation on regulatory matters related to the Corporation.

             Fees for Services to the Affiliated Service Providers

    Financial Information Systems Design and Implementation Fees.  None.

    All Other Fees. For the year ended December 31, 2002, Deloitte & Touche LLP was also paid approximately $145,355 for all other non-audit services rendered on behalf of the Manager and Seligman Data Corp. Of this amount $101,200 related to attestation and internal control compliance testing, $8,450 related to tax compliance and consultation services and $35,705 related to other services.

    The affirmative vote of a majority of the votes cast at the Meeting is required to ratify the selection of auditors.

 Your Board of Directors Unanimously Recommends that the Stockholders Vote FOR the Ratification of the Selection of Deloitte & Touche LLP
                        as Auditors of the Corporation.

                               C. Other Matters

    The Corporation knows of no other matters which are to be brought before the Meeting. However, if any other matters come before the Meeting, it is intended that the persons named in the enclosed form of Proxy, or their substitutes, will vote the Proxy in accordance with their judgment on such matters. The persons named in the form of Proxy, or their substitutes, will have discretionary authority to vote on any Stockholder proposal of which the Corporation first received notice after March 5, 2003. In addition, the Corporation's by-laws permit the Corporation to exclude from consideration at the Meeting any Stockholder proposal first brought to the attention of the Corporation after March 15, 2003.

    Notice is hereby given that, under the Securities and Exchange Commission's stockholder proposal rule (Rule 14a-8), any Stockholder proposal which may properly be included in the proxy solicitation material for the next Annual Meeting, now scheduled for May 2004, must be received by the Corporation no later than December 20, 2003. Timely notice of Stockholder proposals submitted outside of the Rule 14a-8 process must be received by the Corporation no earlier than February 8, 2004 and no later than March 9, 2004 to be eligible for presentation at the May 2004 Annual Meeting.

                                  D. Expenses

    The Corporation will bear the cost of soliciting Proxies. In addition to the use of the mails, Proxies may be solicited personally or by telephone or via facsimile by Directors, officers and employees of the Corporation, the Manager, Seligman Advisors, Inc., Seligman Services, Inc. and Seligman Data Corp. The Corporation may reimburse persons holding shares in their names or names of their nominees for their expenses in sending solicitation material to their beneficial owners. The Corporation has engaged Morrow & Co., Inc., 445 Park Avenue, New York, NY 10022 to assist in soliciting for a fee of $2,000, plus expenses.

                                       By order of the Board of Directors,

                                       /s/ Frank J. Nasta

                                                    Secretary

                               -----------------

    It is important that Proxies be returned promptly. All Stockholders, including those who expect to attend the Meeting, are urged to date, fill in, sign and mail the enclosed form of Proxy in the enclosed return envelope, which requires no postage if mailed in the United States. A Proxy is not required for admission to the Meeting.

                                  APPENDIX 1
                     SELIGMAN SELECT MUNICIPAL FUND, INC.
                             ( the "Corporation")

                            AUDIT COMMITTEE REPORT

   The role of the Audit Committee is to assist the Board of Directors in its oversight of the Corporation's financial reporting process. The Committee operates pursuant to a charter that was last amended and restated by the Board of Directors on March 15, 2001. As set forth in the charter, management of the Corporation is responsible for the preparation, presentation and integrity of the Corporation's financial statements, and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Corporation's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

   In performing its oversight function, the Committee has considered and discussed the audited financial statements with management and the independent auditors. The Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as modified or supplemented. The Committee has also received the written disclosures from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect.

   The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including the issue of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Corporation's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Corporation's auditors are in fact "independent."

                                      1-i

   Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the charter, the Committee recommended to the Board that the audited financial statements be included in the Corporation's Annual Report for the year ended December 31, 2002.

                       SUBMITTED BY THE AUDIT COMMITTEE
                    OF THE CORPORATION'S BOARD OF DIRECTORS

John R. Galvin
John E. Merow
Betsy S. Michel
Leroy C. Richie
James N. Whitson

    As approved on March 20, 2003.

                                     2-ii

                      Seligman Select Municipal Fund, Inc.
                                   Managed by

                                  [LOGO] J&WS

                             J. & W. SELIGMAN & CO.
                                 INCORPORATED
                       INVESTMENT MANAGERS AND ADVISORS
                               ESTABLISHED 1864
                      100 Park Avenue, New York, NY 10017




                                    SELIGMAN
                                     SELECT
                                   MUNICIPAL
                                   FUND, INC.

                            Notice of Annual Meeting
                                of Stockholders
                                      and
                                Proxy Statement


 Time:  May 8, 2003
        10:00 A.M.

 Place: Offices of the Corporation
        100 Park Avenue
        New York, NY 10017




 Please date, fill in and sign the enclosed form of Proxy and mail it in the enclosed return envelope which requires no postage if mailed in the United States.

                                  [LOGO] J&WS

PROXY                 SELIGMAN SELECT MUNICIPAL FUND, INC.
                       100 Park Avenue, New York, NY 10017

PREFERRED SERIES A

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Annual Meeting of Stockholders of SELIGMAN SELECT MUNICIPAL FUND, INC., to be held May 8, 2003 and appoints PAUL
B. GOUCHER, FRANK J. NASTA and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Annual Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

This proxy when properly executed will be voted in the manner directed by the undersigned. If no instructions are given, your proxies will vote FOR the election of the nominees of the Board of Directors and FOR Proposal 2.

--------------------------------------------------------------------------------
   THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

Your Vote is Important. Complete, sign on reverse side and return this card as soon as possible. Mark each vote with an X in the box.


                                (Continued and to be signed on the reverse side)

The Board of Directors recommends that you vote FOR each of the Nominees and FOR Proposal 2.


1. ELECTION OF DIRECTORS
   NOMINEES:  Robert B. Catell, John R. Galvin,          [ ]  FOR           [ ]  WITHHOLD      [ ] WITHHOLDING AUTHORITY
              William C. Morris and Robert L. Shafer          all nominees       all nominees      for individual nominees listed

   -------------------------------------------------
2. Ratification of the selection of Deloitte & Touche
   LLP as Auditors.                                      [ ]  FOR           [ ] AGAINST        [ ] ABSTAIN


                                                                  DATED
                                                                       ----------------------------------, 2003

                                                                  ---------------------------------------
                                                                  Signature

                                                                  Please sign exactly as your name(s) appear(s)
                                                                  on this proxy. Only one signature is required
                                                                  in case of a joint account. When signing in a
                                                                  representative capacity, please give title.

YOUR VOTE IS IMPORTANT. Please complete, sign and return this card as soon as possible.
                      Mark each vote with an X in the box.

PROXY                 SELIGMAN SELECT MUNICIPAL FUND, INC.
                      100 Park Avenue, New York, NY 10017

PREFERRED SERIES B

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Annual Meeting of Stockholders of SELIGMAN SELECT MUNICIPAL FUND, INC., to be held May 8, 2003 and appoints PAUL
B. GOUCHER, FRANK J. NASTA and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Annual Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

This proxy when properly executed will be voted in the manner directed by the undersigned. If no instructions are given, your proxies will vote FOR the election of the nominees of the Board of Directors and FOR Proposal 2.

--------------------------------------------------------------------------------
   THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

Your Vote is Important. Complete, sign on reverse side and return this card as soon as possible. Mark each vote with an X in the box.

                                (Continued and to be signed on the reverse side)

The Board of Directors recommends that you vote FOR each of the Nominees and FOR Proposal 2.


1. ELECTION OF DIRECTORS
   NOMINEES:  Robert B. Catell, John R. Galvin,           [ ]  FOR             [ ]  WITHHOLD      [ ] WITHHOLDING AUTHORITY
              William C. Morris and Robert L. Shafer           all nominees         all nominees      for individual nominees listed

   -------------------------------------------------
2. Ratification of the selection of Deloitte & Touche
   LLP as Auditors.                                       [ ]  FOR             [ ] AGAINST        [ ] ABSTAIN



                                                             DATED
                                                                  ---------------------------------------, 2003


                                                                  ---------------------------------------
                                                                  Signature

                                                                  Please sign exactly as your name(s) appear(s)
                                                                  on this proxy.  Only one signature is required
                                                                  in case of a joint account.  When signing in a
                                                                  representative capacity, please give title.

YOUR VOTE IS IMPORTANT. Please complete, sign and return this card as soon as possible.
                      Mark each vote with an X in the box.

PROXY                 SELIGMAN SELECT MUNICIPAL FUND, INC.
                       100 Park Avenue, New York, NY 10017

COMMON

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Annual Meeting of Stockholders of SELIGMAN SELECT MUNICIPAL FUND, INC., to be held May 8, 2003 and appoints PAUL
B. GOUCHER, FRANK J. NASTA and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Annual Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

This proxy when properly executed will be voted in the manner directed by the undersigned. If no instructions are given, your proxies will vote FOR the election of the nominees of the Board of Directors and FOR Proposal 2.

--------------------------------------------------------------------------------
   THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

Your Vote is Important. Complete, sign on reverse side and return this card as soon as possible. Mark each vote with an X in the box.

                                (Continued and to be signed on the reverse side)

The Board of Directors recommends that you vote FOR each of the Nominees and FOR Proposal 2.


1. ELECTION OF DIRECTORS
   NOMINEES:  Robert B. Catell, John R. Galvin,            [ ]  FOR           [ ]  WITHHOLD      [ ] WITHHOLDING AUTHORITY
              William C. Morris and Robert L. Shafer            all nominees       all nominees      for individual nominees listed

   -------------------------------------------------
2. Ratification of the selection of Deloitte & Touche
   LLP as Auditors.                                        [ ]  FOR           [ ] AGAINST        [ ] ABSTAIN

                                                                  DATED
                                                                       ----------------------------------, 2003


                                                                  ---------------------------------------
                                                                  Signature

                                                                  Please sign exactly as your name(s) appear(s)
                                                                  on this proxy. Only one signature is required
                                                                  in case of a joint account. When signing in a
                                                                  representative capacity, please give title.

YOUR VOTE IS IMPORTANT. Please complete, sign and return this card as soon as possible.
                      Mark each vote with an X in the box.